UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of report (date of earliest event reported): January 24, 2025

United Express, Inc.

(Exact name of registrant as specified in its charter)

Nevada	333-227194	82-1965608
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

4345 W. Post Road, Las Vegas, Nevada 89118

(Address Of Principal Executive Offices) (Zip Code)

949-350-0123

(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act: N/A

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 4.01 Changes in Registrant’s Certifying Accountant.

(a) Change in Previous Independent Registered Public Accounting Firm

On January 24, 2025, Yusufali & Associates, LLC (“Yusufali”), the independent registered public accounting firm of United Express Inc. (the “Company”), informed the Company that it would not stand for reappointment due to its recent sanction by the Public Company Accounting Oversight Board (“PCAOB”) and the loss of its certification as of October 24, 2024.

Yusufali’s reports on the Company’s financial statements for the fiscal years ended December 31, 2023, and December 31, 2022, did not contain an adverse opinion or disclaimer of opinion, except that the reports expressed substantial doubt about the Company’s ability to continue as a going concern due to its financial condition.

During the Company’s two most recent fiscal years and the subsequent interim period preceding Yusufali’s decision not to stand for reappointment, there were no disagreements (as defined in Item 304(a)(1)(iv) of Regulation S-K) between the Company and Yusufali on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedures, which, if not resolved to Yusufali’s satisfaction, would have caused it to make reference to the subject matter of the disagreement in its reports.

Additionally, as an emerging growth company, the Company is not required to have, and Yusufali did not provide, an opinion on the effectiveness of the Company’s internal control over financial reporting.

The Company has provided Yusufali with a copy of the disclosures in this Current Report on Form 8-K and has requested that Yusufali provide a letter addressed to the Securities and Exchange Commission (“SEC”) stating whether it agrees with the statements made herein and, if not, stating the respects in which it does not agree. Upon receipt, the Company intends to file Yusufali’s letter as Exhibit 16.1 to an amendment to this Form 8-K.

(b) Engagement of New Independent Registered Public Accounting Firm

On January 24, 2025, the Board of Directors of the Company engaged Boladale Lawal & Co (Chartered Accountants) (“BLC”) as the Company’s new independent registered public accounting firm, effective immediately. During the Company’s two most recent fiscal years and the subsequent interim period preceding Boladale Lawal’s engagement, the Company did not consult with Boladale Lawal regarding any of the matters described in Item 304(a)(2) of Regulation S-K.

Item 9.01 Financial Statements and Exhibits.

(d) Exhibits.

Exhibit 16.1	Letter from Yusufali & Associates, LLC, addressed to the SEC regarding statements included in this Form 8-K (to be filed by amendment upon receipt).

Exhibit 104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

UNITED EXPRESS INC.

By:	/s/ Andrei Stoukan
Name	Andrei Stoukan
Title:	Director
Date:	February 5, 2025